UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2012

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 12, 2012, the Board of Directors of The Old Point National Bank of Phoebus, a subsidiary of Old Point Financial Corporation (the Company), approved increases in the annual base compensation for certain named executive officers of the Company, in connection with certain changes in the responsibilities of such officers.  These increases are effective July 1, 2012.  The new annual base salaries for the affected officers are as follows:

Louis G. Morris Executive Vice President/OPNB, Old Point Financial Corporation President & Chief Executive Officer, Old Point National Bank	$300,000
Robert F. Shuford, Jr. Senior Vice President/Operations, Old Point Financial Corporation Senior Executive Vice President & Chief Operating Officer, Old Point National Bank	$220,000
Joseph R. Witt Senior Vice President/Corporate Banking, Old Point Financial Corporation Senior Executive Vice President & Chief Administrative Officer, Old Point National Bank	$217,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: June 20, 2012
/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer